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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 2004




                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)






          Virginia                      1-8940                    13-3260245
(State or other jurisdiction         (Commission              (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)




120 Park Avenue, New  York, New York                                  10017-5592
(Address of principal executive offices)                              (Zip Code)




       Registrant's telephone number, including area code: (917) 663-4000



         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Altria Group, Inc. Earnings Press Release dated July 20, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

     On July 20, 2004, Altria Group, Inc. issued an earnings press release announcing its financial results for the quarter ended June 30, 2004. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALTRIA GROUP, INC.

                                    By: /s/ G. Penn Holsenbeck
                                        ----------------------------------------
                                        Name:  G. Penn Holsenbeck
                                        Title: Vice President, Associate General
                                               Counsel and Corporate Secretary


DATE: July 20, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Earnings Press Release dated July 20, 2004.